                                          FARM BUREAU MUTUAL FUNDS


                                                              [FARM BUREAU LOGO]

                                          EQUITRUST SERIES
                                          FUND, INC.

                                          ANNUAL REPORT
                                          JULY 31, 1998


                                          INVESTMENT MANAGER AND
                                          PRINCIPAL UNDERWRITER

                                          EQUITRUST INVESTMENT
                                          MANAGEMENT SERVICES, INC.

                                          5400 UNIVERSITY AVENUE
                                          WEST DES MOINES, IA  50266

                                          1-800-247-4170 (OUTSIDE IOWA)
                                          1-800-422-3175 (IN IOWA)
                                                225-5586 (DEMOINES)

[FARM BUREAU LOGO]
FARM BUREAU                               THIS REPORT IS NOT TO BE
FINANCIAL SERVICES                        DISTRIBUTED UNLESS PRECEDED OR
LIVING BESIDE YOU. WORKING FOR YOU.       ACCOMPANIED BY A PROSPECTUS.

FARM BUREAU MUTUAL FUNDS

5400 UNIVERSITY AVENUE
WEST DES MOINES, IOWA 50266



737-128 (98)

PRESIDENT'S LETTER

Dear Shareholder:

     For the twelve-month period ended July 31, 1998, the S&P 500 was up 19.27% on a total return basis. The Dow Jones Industrial Average (DJIA) rose 9.89% during the same period, while the Russell 2000 small cap index was up only 2.31% through July (each of these returns assumes reinvestment of dividends).

     Total return for long-term Treasury bonds was 12.9% for the period, as rising bond prices caused yields to decline five- to six-tenths of one percent by July 31st. The already flat yield curve has flattened even further. During the period, the incremental yield for extending from 2-year to 10-year maturities went from 28 hundredths of one percent to only one hundredth (i.e. the 2-year yield was 5.48% and the 10-year, 5.49%). While nominal yields are the lowest observed in the last 20 to 30 years, real yields (inflation adjusted) are not. Inflation, as measured by the Consumer Price Index (CPI) remains stable. The twelve-month CPI through June was 1.68% and 1.05% as of July 31st. The Federal Reserve remains concerned, however, that tight labor market conditions may lead to outsized wage gains, which could in turn accelerate consumer price inflation.

     The Federal Reserve has enacted no change in short-term interest rates since March of 1997. By leaving rates unchanged while inflation has declined, the Fed has enacted a de facto tightening. Strength in the domestic economy has caused the Fed to remain firm, but most of the world's economies are in a very different situation. The United States is facing tight labor market conditions and a stock market that some consider irrationally exuberant, or at least potentially so. But when the camera rolls back to a bigger, more global perspective, the picture becomes less clear. Alan Greenspan is increasingly assuming the role of central banker for the world. In his own words, a tightening by the Fed "could have outsized effects on very sensitive financial markets in Asia."

     The financial markets have focused most of their attention on Asia during recent months. The Asian crisis is not stabilizing as rapidly as the Mexican Peso crisis that took place in 1995. In late July, Federal Reserve Chairman Alan Greenspan told Congress that the Asian crisis "has shown no evidence of stabilization at this point."

     Even now, the damage is not limited to Asia. Resultant falling commodity prices are straining Russian and Latin American economies dependent on natural resource sales for a large portion of government revenues. The impact of falling commodity prices can be felt at home as well. Prices for agricultural commodities have suffered due to diminished Asian demand and industrial commodities have been adversely affected. Copper is down 35% over the past year, at its lowest level since 1987. Crude oil plummeted from $20 a barrel in the first quarter of 1997 to under $13 recently, a drop of more than 30%. In many instances, stock prices for companies in these industries or those who serve them are down by nearly 50% from 52-week highs.

     To the extent that the outcome of the Asian crisis depends on political decisions, the potential impact on domestic financial markets cannot be gauged with any certainty as the U. S. stock market has seen a significant decline since July 31, 1998. Two of the Fund's portfolios that invest primarily in common stocks, the Value Growth Portfolio and the Blue Chip Portfolio, have experienced similar declines during this time period and investors should recognize that there is a certain degree of volatility with investments of this nature. As always, our value-oriented investment strategies are to assess the risk-adjusted potential for long-term returns by seeking to use the market's uncertainty to our shareholders' advantage. The following paragraphs describe how we are seeking to strike a balance between the risks we see and potential long-term returns for the various EquiTrust Series Fund Portfolios:

     VALUE GROWTH: The recent market squall has adversely affected the current returns. Suffering the most during this market decline have been energy-related stocks, as the market seems to be very skeptical about the future outlook for oil and gas prices. For the first seven months of 1998, the Standard & Poor's Drilling and Equipment Index was down over 25%, while the S&P 500 was up over 10%. The selling of these issues was sparked by fears of lower oil industry capital expenditures in 1998, due to sharply lower oil prices. Although a reduction in near term capital spending is occurring, we believe that drilling activity will continue to increase in the long term, and as a result, these stocks are on the "bargain table." At today's depressed prices, they are selling at about one-half of their replacement value (the cost of building new rigs today to match the current fleet). It would seem that once the selling pressure abates, the upside potential for these companies is 50-100%.

     Most recently, after appreciating approximately 25% through March, drilling stocks held in this Portfolio have suffered a severe reversal in price. One of the stronger performing companies we own is Transocean Offshore, Inc. Transocean provides contract drilling services for offshore oil and gas wells, primarily in the North Sea, Gulf of Mexico, Persian Gulf, West Africa, and off the coasts of Brazil, Egypt, and India. Its focus is on technically demanding deepwater/harsh environment drilling. Transocean is doing well despite soft oil prices. Average dayrates (daily rental for rigs in dollars) for the company's fleet of semisubmersible rigs and drillships increased to nearly $113,000 in the first quarter, up about 30% from a year ago, yet the stock is down from a high of $60 to a yearly low of $26.

     The company has firm contract commitments from Chevron and Unocal for a total of $745 million on two new ultra-deepwater drillships currently under construction. The ships, which will be capable of drilling at depths down to 10,000 feet and will cost in excess of $300 million each, are scheduled for completion in the year 2000. We think the limited supply of rigs capable of drilling in deepwater and harsh environments will support high utilization (number of rigs working, expressed as a percentage of 100) and dayrates for Transocean's fleet in the coming years. The stock sells at 12 times the 1998 earnings estimate, versus the S&P, which sells at 24 times the 1998 earnings estimate. This stock is a good example of our value-oriented investment approach, by paying 50 cents for every dollar's worth of "business value." In other words, we believe the company is worth approximately $70/share. The only reason that it is this inexpensive, is because of the short-term pessimism relating to all energy stocks.

     Contrast Transocean at 12 times earnings, selling at half of replacement value, with Amazon.com which now has a market capitalization of $5.4 billion (shares outstanding x market price) and exceeds the market capitalizations of the two largest U.S. booksellers, Barnes & Noble and Borders, combined. Moreover, Amazon has yet to produce one cent of net income and is not expected to for a couple of years. Of course by Internet standards, Amazon is a seasoned company now that it has been public for over 14 months. To us, this represents rampant speculation, likely to lead to a severe downward adjustment. We believe that the business of making sure the U.S. has a secure daily energy supply is still the most important industry in our country, and, if we ever have another energy shock (1974-1982 was the last one), it would reverberate more painfully through our economy today than it did in the 1970's. Oil and gas are still non-renewable sources of energy.

When a barrel of oil is consumed, it is gone and cannot be replaced. In other words, current depletion is offsetting most supply additions, while long-term global demand is increasing. The Value Growth Portfolio has invested in the energy area with the prospect, that over the next 5-10 years, the growth potential could be extremely rewarding.

     In addition to the drastic sell-off of energy stocks, small- and mid-cap stocks have taken more than their fair share of a market drubbing. On the NASDAQ, according to CNN, an amazing 71% of stocks are down 30% or more. All in all, the Value Growth Portfolio has experienced its own bear market. However, while prices can and may go lower, we believe many of these issues are at give-away prices and selling at substantial discounts to their true business value. The likely scenario, as it has played out in the past, is that the blue chips may catch up on the downside. The timing of these developments remains to be seen.

     HIGH GRADE BOND: Treasury yields declined 25 to 60 basis points during the twelve-month period ended July 31, 1998. For example, the 2-, 10- and 30-year Treasury issues yielded 5.72%, 6.01% and 6.30%, respectively, as of July 31, 1997, and 5.48%, 5.49% and 5.71% as of July 31, 1998.

     At the present time, the yield curve is very flat with the 10-year Treasury yielding about the same as the short-term Federal Funds rate of 5.50%. Because the market is already pricing in an imminent reduction in short-term rates by the Federal Reserve, the market could "sell-off" if the Federal Reserve holds rates steady. Given the cross-currents of a strong domestic economy on the one hand and low current inflation rates and the Asian economic crisis on the other, we feel the Federal Reserve will be on hold for at least several more months. Based on this outlook, we currently plan to maintain the Portfolio's duration at a level below the Lehman Brothers Aggregate Index. As a result, our returns should continue to lag those of more aggressive bond funds in both up and down markets.

     HIGH YIELD BOND: During the past twelve months, the high yield bond market outperformed the high grade corporate bond market. Both fundamental and technical factors contributed favorably to this market's performance during this period. On the fundamental side, a healthy economy and improvement in market credit quality resulted in a very low rate of actual defaults in the high yield market. On the technical side, strong demand for high yield issues allowed the market to easily absorb new issuance.

     During much of this period, the yield pick-up on high yield issues remained near historically low levels, which meant there was little cushion to absorb any negative surprises that might occur. Consequently, we shifted most of our new purchases toward investment grade or higher rated high yield issues. In the last several months, we have seen a general expansion in credit spreads that has made high yield issues appear more compelling. As a result, we will be more inclined to expand our holdings of high yield issues in the future.

     MANAGED: The Managed Portfolio's convertible holdings insulated it against the significant downdrafts that have been occurring in the broad market. The convertible exposure affords the Portfolio downside protection in what is likely to be a highly volatile market. At the same time, our convertible exposure produces an attractive income stream averaging close to 4.5% before expenses. With the overall market performance suffering, income will likely regain its status as a meaningful component of total return (income + price appreciation). The recent severe "sell-off" has created further opportunity for purchases of attractive convertibles. The stocks of many fine companies have fallen 25-50% from the highs of March. Some of these companies have convertibles available that are now becoming (as a result of the decline) very attractively priced. Dura

Pharmaceuticals, a specialty respiratory pharmaceutical and pulmonary drug delivery company, is one such example. Dura's common stock, which has fallen from a high of $53 to its current price of $24, has a 3.5% convertible debenture due July 15, 2002, that trades at $86, providing a current yield of 4.06% (coupon/price) and a yield to maturity (income + price growth to par) of over 7.5%. This is an attractive income and growth opportunity. The 7.5% yield to maturity, which is equivalent to a straight bond yield, should provide excellent downside protection, with long-term growth potential. We are looking for similar convertible opportunities in these extremely volatile markets and hope to capitalize on this development.

     MONEY MARKET: Alan Greenspan met before the Senate in July for his semi-annual "Humphrey Hawkins testimony" and delivered a message of neutrality. He indicated the U.S. economy is headed for a soft landing from its recent rapid growth rate, suggesting that central bankers won't raise - or lower - interest rates anytime soon. Volatility in overseas markets is also contributing to Greenspan's solid position, that if the U.S. lowers interest rates, further financial asset erosion could occur. With an outlook of neutrality, we are remaining in short defensive debt instruments such as high-grade commercial paper and agency discount notes.

     BLUE CHIP: True to its passive strategy, the performance of the Blue Chip Portfolio over the past year has reflected that of the large capitalization market sector which it represents. The Blue Chip Portfolio will remain substantially invested in common stocks of large companies and is designed for those investors who prefer substantial exposure to common stocks at all times or who wish to make their own market value judgments.

                                      /s/ Edward M. Wiederstein
                                          EDWARD M. WIEDERSTEIN
                                          PRESIDENT

September 9, 1998

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

VALUE GROWTH PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     THE VALUE GROWTH PORTFOLIO AND S&P 500
COMPARISON GRAPH

               -------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
               -------------------------------
               1 Year      5 Year    10 Year
               -------------------------------
               -16.37%     5.77%      9.59%
               -------------------------------

             MEASUREMENT PERIOD                                            S&P 500 STOCK
           (FISCAL YEAR COVERED)              VALUE GROWTH PORTFOLIO      COMPOSITE INDEX
1988                                                  10000                    10000
1989                                                  11148                    13187
1990                                                  11806                    14039
1991                                                  13184                    15833
1992                                                  14834                    17853
1993                                                  18876                    19401
1994                                                  18940                    20406
1995                                                  20713                    25722
1996                                                  24526                    29972
1997                                                  29882                    45563
1998                                                  24990                    54343
Past performance is not predictive of future performance.

     For the twelve-month period ended July 31, 1998, the total return for the Value Growth Portfolio was -16.37%, compared to the 19.27% total return (income and price appreciation) produced by the S&P 500 Stock Composite Index. The wide difference in performance is due to two main factors: (1) the huge disparity in returns of large companies and small companies, and (2) the severe under-performance of energy related issues. In a July 30, 1998 Wall Street Journal article, "For Thousands of Stocks, Bear Market Is Here," the fact that small company stocks are being unmercifully pummeled was supported with Salomon Smith Barney quoted to say that the average stock, with a market value of $250 million or less, is down 43% from its 52-week high. Additionally, we contend that these stocks have also felt the force of indiscriminate selling pressure. Another contributing factor is the suffering by oil service issues experiencing their worst decline in many years due to the falling price of oil with most companies' stock prices falling approximately 70% from their recent highs. Despite the Portfolio's purchase of these companies after falling 50%, their continued slide has hurt its short-term performance.

HIGH GRADE BOND PORTFOLIO

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
   HIGH GRADE BOND PORTFOLIO AND LEHMAN BROTHERS MUTUAL FUND AGGREGATE INDEX COMPARISON GRAPH

               -------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
               -------------------------------
               1 Year       5 Year    10 Year
               -------------------------------
               6.39%        6.23%       7.98%
               -------------------------------

                                                                          LEHMAN BROTHERS
             MEASUREMENT PERIOD                  HIGH GRADE BOND            MUTUAL FUND
           (FISCAL YEAR COVERED)                    PORTFOLIO             AGGREGATE INDEX
 1988                                                 10000                    10000
 1989                                                 11068                    11520
 1990                                                 11748                    12332
 1991                                                 12958                    13652
 1992                                                 14734                    15672
 1993                                                 15928                    17268
 1994                                                 16211                    17281
 1995                                                 17546                    19028
 1996                                                 18488                    20082
 1997                                                 20257                    22243
 1998                                                 21550                    23994
Past performance is not predictive of future performance.

     During the twelve-month period ended July 31, 1998, the High Grade Bond Portfolio underperformed the Lehman Brothers Mutual Fund Aggregate Index, as reflected by the 6.39% total return produced by the Portfolio versus the 7.87% total return produced by the Lehman Brothers Aggregate Index. The main factors that caused this divergence in performance were Portfolio expenses and the shorter effective duration of the High Grade Bond Portfolio relative to the Lehman Aggregate Index.

HIGH YIELD BOND PORTFOLIO

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE HIGH YIELD BOND
      PORTFOLIO AND LEHMAN BROTHERS MUTUAL FUND CORPORATE/HIGH YIELD INDEX

COMPARISON GRAPH

               -------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
               -------------------------------
               1 Year      5 Year     10 Year
               -------------------------------
               7.14%        7.95%       9.93%
               -------------------------------

                                                                          LEHMAN BROTHERS
                                                                            MUTUAL FUND
             MEASUREMENT PERIOD                  HIGH YIELD BOND           CORPORATE/HIGH
           (FISCAL YEAR COVERED)                    PORTFOLIO               YIELD INDEX
 1988                                                 10000                    10000
 1989                                                 11082                    11455
 1990                                                 11849                    12159
 1991                                                 13369                    13515
 1992                                                 15566                    15861
 1993                                                 17581                    17794
 1994                                                 17912                    17865
 1995                                                 19651                    20050
 1996                                                 21158                    21321
 1997                                                 24050                    24161
 1998                                                 25767                    26024
Past performance is not predictive of future performance.

     During the twelve-month period ended July 31, 1998, the 7.14% total return produced by the High Yield Bond Portfolio trailed the 7.71% total return produced by the Lehman Brothers Mutual Fund Corporate/High Yield Index. The main factors causing this disparity in performance returns were Portfolio expenses and the fact that the Portfolio maintained a larger percentage of its investments in high yield bonds than the Lehman Brothers Corporate/High Yield Index. During this time period, the high yield market tended to outperform the high grade corporate bond market.

MANAGED PORTFOLIO

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
                         MANAGED PORTFOLIO AND S&P 500
COMPARISON GRAPH

               -------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
               -------------------------------
               1 Year      5 Year     10 Year
               -------------------------------
               -4.54%       7.68%       9.58%
               -------------------------------

             MEASUREMENT PERIOD                      MANAGED               S&P 500 STOCK
           (FISCAL YEAR COVERED)                    PORTFOLIO             COMPOSITE INDEX
 1988                                                 10000                    10000
 1989                                                 10668                    13187
 1990                                                 11410                    14039
 1991                                                 12215                    15833
 1992                                                 14022                    17853
 1993                                                 17250                    19401
 1994                                                 17144                    20406
 1995                                                 18756                    25722
 1996                                                 22000                    29972
 1997                                                 26160                    45563
 1998                                                 24973                    54343
Past performance is not predictive of future performance.

     The Managed Portfolio is an asset allocation portfolio with an emphasis on securities producing income and moderate growth potential, and will not likely mirror any particular index (equity or fixed-income) over time. It meets this objective by maintaining a majority of its assets in convertible bonds and preferred stocks. The Portfolio's recent performance has been hindered because many of these convertible securities were in the energy area. During the twelve-month period ended July 31, 1998, the Portfolio produced a total return of -4.54% compared to the 19.27% total return (income and price appreciation) produced by the S&P 500 Stock Composite Index. The Managed Portfolio will continue to seek out high income, concentrating on convertibles and higher yielding common stocks. The dividend yield on the S&P 500 is a paltry 1.6%, and we believe that from these market levels, income will take on a larger role in producing attractive low-risk total returns. The Managed Portfolio is uniquely positioned for this type of environment.

BLUE CHIP PORTFOLIO

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
                        BLUE CHIP PORTFOLIO AND S&P 500
COMPARISON GRAPH

               -------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
               -------------------------------
               1 Year      5 Year     10 Year
               -------------------------------
               11.49%      19.47%      15.80%
               -------------------------------

             MEASUREMENT PERIOD                     BLUE CHIP              S&P 500 STOCK
           (FISCAL YEAR COVERED)                    PORTFOLIO             COMPOSITE INDEX
 1988                                                 10000                    10000
 1989                                                 12794                    13187
 1990                                                 13978                    14039
 1991                                                 15147                    15833
 1992                                                 16778                    17853
 1993                                                 17821                    19401
 1994                                                 19024                    20406
 1995                                                 23356                    25722
 1996                                                 27054                    29972
 1997                                                 38897                    45563
 1998                                                 43368                    54343
Past performance is not predictive of future performance.

     The Blue Chip Portfolio is designed to represent the large capitalization sector of the domestic equity market and remains substantially invested in approximately 40 such common stock issues at all times. Accordingly, the performance of this Portfolio will roughly parallel that of the Dow Jones Industrial Average and S&P 500 Stock Composite Index. As is apparent from the line graph, the performance of the Blue Chip Portfolio, adjusted for expenses, was similar to that of the S&P 500 for the twelve-month period ended July 31, 1998.

                 (This page has been left blank intentionally.)

EQUITRUST SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 1998

                                                                                      HIGH
                                                                VALUE GROWTH       GRADE BOND
                                                                 PORTFOLIO          PORTFOLIO
                                                                ------------       ----------
ASSETS
Investments in securities, at value (cost -- $113,269,390;
  $12,137,572; $12,021,288; $49,953,104; $3,190,075; and
  $30,603,429, respectively)................................    $90,623,028        $12,658,899
Cash........................................................         42,246             33,554
Receivables:
  Accrued dividends and interest............................        117,590            203,506
  Investment securities sold................................      7,014,532              7,861
Prepaid expense and other assets............................          3,974                381
                                                                -----------        -----------
Total Assets................................................    $97,801,370        $12,904,201
                                                                ===========        ===========
LIABILITIES AND NET ASSETS
Liabilities:
  Portfolio securities purchased............................
  Payable to EquiTrust Investment Management Services,
     Inc....................................................    $    39,955        $     6,460
  Dividends payable.........................................
  Accrued expenses..........................................         28,794             11,099
                                                                -----------        -----------
Total Liabilities...........................................         68,749             17,559
Net assets applicable to outstanding capital stock..........     97,732,621         12,886,642
                                                                -----------        -----------
Total Liabilities and Net Assets............................    $97,801,370        $12,904,201
                                                                ===========        ===========
NET ASSET VALUE PER SHARE
Class A:  Net Assets........................................    $92,847,809        $11,510,298
          Shares issued and outstanding.....................      8,386,422          1,089,254
          Net asset value per share.........................    $     11.07        $     10.57
                                                                ===========        ===========

Class I:  Net Assets........................................    $ 4,884,812        $ 1,376,344
          Shares issued and outstanding.....................        440,798            130,256
          Net asset value per share.........................    $     11.08        $     10.57
                                                                ===========        ===========

See accompanying notes.

   HIGH
YIELD BOND          MANAGED         MONEY MARKET        BLUE CHIP
 PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO
----------         ---------        ------------        ---------
$12,324,214       $46,007,752        $3,190,075        $46,857,902
      5,357           162,324            15,370            170,619
    245,806           252,887             5,018             46,809
        369             1,535               120              1,263
-----------       -----------        ----------        -----------
$12,575,746       $46,424,498        $3,210,583        $47,076,593
===========       ===========        ==========        ===========
$   122,400
      7,189       $    12,189        $    1,164        $    27,729
                       30,316
      9,845            17,921             8,411             18,098
-----------       -----------        ----------        -----------
    139,434            60,426             9,575             45,827
 12,436,312        46,364,072         3,201,008         47,030,766
-----------       -----------        ----------        -----------
$12,575,746       $46,424,498        $3,210,583        $47,076,593
===========       ===========        ==========        ===========
$10,982,371       $43,602,012        $2,573,854        $43,418,220
  1,048,103         3,589,600         2,573,854          1,051,952
$     10.48       $     12.15        $     1.00        $     41.27
===========       ===========        ==========        ===========
$ 1,453,941       $ 2,762,060        $  627,154        $ 3,612,546
    138,819           227,772           627,154             87,315
$     10.47       $     12.13        $     1.00        $     41.37
===========       ===========        ==========        ===========

EQUITRUST SERIES FUND, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED JULY 31, 1998

                                                                                       HIGH
                                                             VALUE GROWTH           GRADE BOND
                                                              PORTFOLIO             PORTFOLIO
                                                             ------------           ----------
INVESTMENT INCOME
Dividends..................................................  $  1,023,729            $ 33,638
Interest...................................................     1,841,981             805,678
                                                             ------------            --------
Total Investment Income....................................     2,865,710             839,316
EXPENSES
Paid to EquiTrust Investment Management Services, Inc.:
  Investment advisory and management fees..................       589,203              45,457
  Transfer and dividend disbursing agent fees..............       235,745              34,730
  Distribution fees........................................       572,191              52,536
  Administrative service fees..............................       286,096              26,268
  Accounting fees..........................................        30,000               5,682
Custodian fees.............................................        19,234               3,749
Professional fees..........................................        33,325               7,717
Directors' fees and expenses...............................         2,706                 255
Reports to shareholders....................................        56,304               5,187
Registration fees..........................................        21,355               8,898
Miscellaneous..............................................         7,175               1,826
                                                             ------------            --------
Total Expenses.............................................     1,853,334             192,305
                                                             ------------            --------
Net Investment Income......................................     1,012,376             647,011
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investment transactions.............    11,985,876               4,789
Change in unrealized appreciation/depreciation of
  investments..............................................   (32,362,087)             66,274
                                                             ------------            --------
Net Gain (Loss) on Investments.............................   (20,376,211)             71,063
                                                             ------------            --------
Net Increase (Decrease) in Net Assets Resulting from
  Operations...............................................  $(19,363,835)           $718,074
                                                             ============            ========

See accompanying notes.

HIGH YIELD
   BOND            MANAGED         MONEY MARKET       BLUE CHIP
PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
----------       -----------       ------------       ----------
 $ 50,569        $ 1,209,202                          $  555,002
  823,337          1,156,977         $162,547            201,846
 --------        -----------         --------         ----------
  873,906          2,366,179          162,547            756,848
   58,998            276,527            7,315             93,182
   41,236            143,609           12,216            137,847
   49,149            221,943           12,627            176,762
   24,575            110,972            6,313             88,381
    5,364             23,044            1,463             18,636
    5,903              1,989            3,826              9,631
    7,555             15,529            5,325             13,203
      249              1,034               66                781
    4,831             20,473            1,364             15,474
    8,405             14,939            6,615             12,509
    1,947              6,654              221              2,172
 --------        -----------         --------         ----------
  208,212            836,713           57,351            568,578
 --------        -----------         --------         ----------
  665,694          1,529,466          105,196            188,270
   53,172          2,740,231                             224,325
   14,546         (6,713,655)                          3,823,328
 --------        -----------         --------         ----------
   67,718         (3,973,424)                          4,047,653
 --------        -----------         --------         ----------
 $733,412        $(2,443,958)        $105,196         $4,235,923
 ========        ===========         ========         ==========

EQUITRUST SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                         VALUE GROWTH
                                                                           PORTFOLIO
                                                                -------------------------------
                                                                      YEAR ENDED JULY 31,
                                                                -------------------------------
                                                                    1998               1997
                                                                ------------       ------------
OPERATIONS
Net investment income.......................................    $  1,012,376       $  1,185,220
Net realized gain (loss) from investment transactions.......      11,985,876         10,703,882
Change in unrealized appreciation/depreciation of
  investments...............................................     (32,362,087)         7,399,282
                                                                ------------       ------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations...........................................     (19,363,835)        19,288,384
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
  Class A...................................................      (1,221,206)        (1,089,763)
  Class I...................................................         (27,684)
Net realized gain from investment transactions:
  Class A...................................................     (16,508,554)       (11,584,328)
  Class I...................................................        (353,089)
                                                                ------------       ------------
Total Dividends and Distributions...........................     (18,110,533)       (12,674,091)
CAPITAL SHARE TRANSACTIONS..................................      22,221,812         19,837,007
                                                                ------------       ------------
Total Increase (Decrease) in Net Assets.....................     (15,252,556)        26,451,300
NET ASSETS
Beginning of year...........................................     112,985,177         86,533,877
                                                                ------------       ------------
End of year (including undistributed net investment income
  as set forth below).......................................    $ 97,732,621       $112,985,177
                                                                ============       ============
Undistributed Net Investment Income.........................    $    353,049       $    589,563
                                                                ============       ============

See accompanying notes.

       HIGH GRADE BOND                    HIGH YIELD BOND
          PORTFOLIO                          PORTFOLIO
-----------------------------       ----------------------------
     YEAR ENDED JULY 31,                YEAR ENDED JULY 31,
-----------------------------       ----------------------------
   1998              1997              1998              1997
-----------       -----------       -----------       ----------
$   647,011       $   562,752       $   665,694       $  564,387
      4,789            (9,430)           53,172           94,434
     66,274           330,826            14,546          399,538
-----------       -----------       -----------       ----------
    718,074           884,148           733,412        1,058,359
   (596,349)         (562,752)         (607,470)        (564,387)
    (50,662)                            (58,224)
                                        (65,632)         (91,491)
                                         (6,891)
-----------       -----------       -----------       ----------
   (647,011)         (562,752)         (738,217)        (655,878)
  2,565,189           806,820         3,285,456        1,403,816
-----------       -----------       -----------       ----------
  2,636,252         1,128,216         3,280,651        1,806,297
 10,250,390         9,122,174         9,155,661        7,349,364
-----------       -----------       -----------       ----------
$12,886,642       $10,250,390       $12,436,312       $9,155,661
===========       ===========       ===========       ==========
$         0       $         0       $         0       $        0
===========       ===========       ===========       ==========

EQUITRUST SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                          MANAGED
                                                                         PORTFOLIO
                                                              --------------------------------
                                                                    YEAR ENDED JULY 31,
                                                              --------------------------------
                                                                  1998                1997
                                                              -------------       ------------
OPERATIONS
Net investment income.......................................   $ 1,529,466        $ 1,177,452
Net realized gain (loss) from investment transactions.......     2,740,231          2,864,737
Change in unrealized appreciation/depreciation of
  investments...............................................    (6,713,655)         1,762,964
                                                               -----------        -----------
Net Increase (Decrease) in Net Assets Resulting from
  Operations................................................    (2,443,958)         5,805,153
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
  Class A...................................................    (1,467,303)        (1,173,550)
  Class I...................................................       (65,203)
Net realized gain from investment transactions:
  Class A...................................................    (2,810,723)        (2,710,983)
  Class I...................................................       (63,897)
                                                               -----------        -----------
Total Dividends and Distributions...........................    (4,407,126)        (3,884,533)
CAPITAL SHARE TRANSACTIONS..................................    12,221,133         11,603,627
                                                               -----------        -----------
Total Increase (Decrease) in Net Assets.....................     5,370,049         13,524,247
NET ASSETS
Beginning of year...........................................    40,994,023         27,469,776
                                                               -----------        -----------
End of year (including undistributed net investment income
  as set forth below).......................................   $46,364,072        $40,994,023
                                                               ===========        ===========
Undistributed Net Investment Income.........................   $     1,350        $     4,390
                                                               ===========        ===========

See accompanying notes.

       MONEY MARKET                         BLUE CHIP
         PORTFOLIO                          PORTFOLIO
---------------------------       -----------------------------
    YEAR ENDED JULY 31,                YEAR ENDED JULY 31,
---------------------------       -----------------------------
   1998             1997             1998              1997
----------       ----------       -----------       -----------
$  105,196       $   91,101       $   188,270       $   100,574
                                      224,325             5,998
                                    3,823,328         7,741,835
----------       ----------       -----------       -----------
   105,196           91,101         4,235,923         7,848,407
   (90,846)         (91,101)         (139,294)          (90,090)
   (14,350)                            (4,830)
                                      (22,251)         (184,842)
                                         (681)
----------       ----------       -----------       -----------
  (105,196)         (91,101)         (167,056)         (274,932)
   735,292          (85,838)       13,098,493         7,648,725
----------       ----------       -----------       -----------
   735,292          (85,838)       17,167,360        15,222,200
 2,465,716        2,551,554        29,863,406        14,641,206
----------       ----------       -----------       -----------

$3,201,008       $2,465,716       $47,030,766       $29,863,406
==========       ==========       ===========       ===========
$        0       $        0       $    88,993       $    44,847
==========       ==========       ===========       ===========

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO
JULY 31, 1998

                                                                SHARES
                                                                 HELD             VALUE
                                                              ----------       -----------
COMMON STOCKS (62.12%)
  APPAREL AND ACCESSORY STORES (1.23%)
  Gymboree Corp. ...........................................     100,000(1)     $1,200,000
  BUSINESS SERVICES (1.61%)
  Olsten Corp. .............................................     170,000         1,572,500
  COMMUNICATIONS (.72%)
  Andrew Corp. .............................................      40,000(1)        705,000
  ELECTRIC, GAS AND SANITARY SERVICES (7.79%)
  Airgas, Inc. .............................................     120,000(1)      1,620,000
  Citizens Utilities Co., Class B...........................         690             6,037
  Equitable Resources.......................................      82,200         2,024,175
  Matrix Service Co. .......................................     609,800(1)      3,963,700
                                                                               -----------
                                                                                 7,613,912
  ELECTRONICS & OTHER ELECTRIC EQUIPMENT (3.30%)
  Diebold, Inc. ............................................      40,000         1,010,000
  FSI Int'l, Inc. ..........................................      70,000(1)        573,125
  Park Electrochemical Corp. ...............................      13,500           256,500
  Rohn Industries, Inc. ....................................     402,500         1,383,595
                                                                               -----------
                                                                                 3,223,220
  HEALTH SERVICES (3.42%)
  Mallinckrodt, Inc. .......................................      70,000         1,938,125
  Medpartners, Inc. ........................................     100,000(1)        512,500
  Phycor, Inc. .............................................      98,000(1)        894,250
                                                                               -----------
                                                                                 3,344,875
  HEAVY CONSTRUCTION (.93%)
  Stone and Webster, Inc. ..................................      25,000           906,250
  HOLDING AND OTHER INVESTMENT OFFICES (.16%)
  Wintrust Financial Corp. .................................       7,000(1)        157,500
  INDUSTRIAL MACHINERY & EQUIPMENT (5.75%)
  Baker Hughes, Inc. .......................................     100,000         2,443,750
  Varco International, Inc. ................................     200,000         3,175,000
                                                                               -----------
                                                                                 5,618,750

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                                                SHARES
                                                                 HELD             VALUE
                                                              ----------       -----------
  INSTRUMENTS & RELATED PRODUCTS (1.94%)
  Allied Healthcare Products................................     369,630(1)    $ 1,155,094
  Moore Products Co. .......................................      10,000           275,000
  Polaroid Corp. ...........................................      14,000           462,000
                                                                               -----------
                                                                                 1,892,094
  INSURANCE CARRIERS (3.19%)
  Amerus Life Holdings, Inc. ...............................      55,000         1,715,312
  Danielson Holding Corp. ..................................     167,200(1)      1,003,200
  MMI Companies, Inc. ......................................      20,000           402,500
                                                                               -----------
                                                                                 3,121,012
  METAL MINING (10.57%)
  Barrick Gold Corp. .......................................     170,000         2,783,750
  Glamis Gold, Ltd. ........................................     522,900(1)      1,634,062
  Kinross Gold Corp ........................................     558,124(1)      1,395,310
  Newmont Mining Corp. .....................................     180,000         3,397,500
  TVX Gold, Inc. ...........................................     485,000(1)      1,121,563
                                                                               -----------
                                                                                10,332,185
  MISCELLANEOUS RETAIL (1.29%)
  Southland Corp. ..........................................     470,000(1)      1,263,125
  NONMETALLIC MINERALS EXCLUDING FUELS (2.34%)
  De Beers Cons Mines.......................................     140,000         2,290,316
  OIL AND GAS EXTRACTION (13.14%)
  Copper Cameron Corp. .....................................      20,000(1)        701,250
  Diamond Offshore Drill....................................     100,000         3,281,250
  EVI Weatherford, Inc. ....................................      40,000(1)      1,030,000
  Global Industries.........................................     200,000         2,487,500
  Grey Wolf, Inc. ..........................................     210,000(1)        420,000
  Marine Drilling Co. ......................................      50,000(1)        556,250
  Offshore Logistics........................................     100,000(1)      1,087,500
  Parker Drilling Corp. ....................................     100,000(1)        518,750
  Transocean Offshore, Inc. ................................      70,000         2,760,625
                                                                               -----------
                                                                                12,843,125
  PRINTING AND PUBLISHING (1.13%)
  John H Harland Co. .......................................      70,000         1,102,500
  RAILROAD TRANSPORTATION (1.20%)
  Union Pacific Corp. ......................................      28,000         1,176,000

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                                                SHARES
                                                                 HELD             VALUE
                                                              ----------       -----------
  WATER TRANSPORTATION (.79%)
  Hvide Marine, Inc. .......................................      70,000(1)    $   770,000
  WHOLESALE TRADE - DURABLE GOODS (.81%)
  TBC Corporation...........................................     126,100(1)        788,125
  WHOLESALE TRADE - NONDURABLE GOODS (.81%)
  Howell Corp...............................................      83,530           788,314
                                                                               -----------
Total Common Stocks.........................................                    60,708,803
PREFERRED STOCKS (3.92%)
  HOLDING AND OTHER INVESTMENT OFFICES (1.29%)
  General Growth Properties, Inc............................      50,000(1)      1,262,500
  OIL AND GAS EXTRACTION (.93%)
  Chesapeake Energy Corp....................................      25,000           906,250
  RAILROAD TRANSPORTATION (.28%)
  Union Pacific Cap Trust...................................       6,000           273,000
  WHOLESALE-NONDURABLE GOODS (1.42%)
  Howell Corp...............................................      35,000         1,389,062
                                                                               -----------
Total Preferred Stocks......................................                     3,830,812
                                                              PRINCIPAL
                                                                AMOUNT
                                                              ----------
CORPORATE BONDS (.81%)
  OIL AND GAS EXTRACTION
  Nabors Industries, Inc....................................  $  700,000           789,796
SHORT-TERM INVESTMENTS (25.88%)
  COMMERCIAL PAPER (10.82%)
  Ford Motor Credit Corp., 5.54%, due 8/18/98...............   2,400,000         2,400,000
  General Electric Capital Corp., 5.53%, due 8/26/98........   3,300,000         3,300,000
  John Deere Capital Corp., 5.56%, due 8/12/98..............   4,875,000         4,875,000
                                                                               -----------
                                                                                10,575,000
  MONEY MARKET MUTUAL FUND (.41%)
  Provident T-Fund..........................................     400,000           400,000

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                                              PRINCIPAL
                                                                AMOUNT            VALUE
                                                              ----------       -----------
  UNITED STATES GOVERNMENT AGENCIES (14.65%)
  Federal Home Loan Bank, due 9/02/98.......................  $1,300,000       $ 1,293,772
  Federal Home Loan Mortgage Corp., due 9/01/98.............   5,100,000         5,076,056
  Federal National Mortgage Assoc., due 8/07/98.............   1,400,000         1,398,723
  Federal National Mortgage Assoc., due 9/16/98.............   5,000,000         4,965,181
  Federal National Mortgage Assoc., due 9/22/98.............     300,000           297,648
  Federal National Mortgage Assoc., due 10/05/98............   1,300,000         1,287,237
                                                                               -----------
                                                                                14,318,617
                                                                               -----------
Total Short-Term Investments................................                    25,293,617
                                                                               -----------
Total Investments (92.73%)..................................                    90,623,028
OTHER ASSETS LESS LIABILITIES (7.27%)
  Cash, receivables, prepaid expense and other assets, less
     liabilities............................................                     7,109,593
                                                                               -----------
Total Net Assets (100.00%)..................................                   $97,732,621
                                                                               ===========

(1) Non-income producing securities.

See accompanying notes.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO
JULY 31, 1998

                                                               SHARES
                                                                HELD         VALUE
                                                              ---------   -----------
PREFERRED STOCK (3.58%)
  New Plan Realty...........................................     9,000    $   461,250

                                                              PRINCIPAL
                                                                AMOUNT
                                                              --------
CORPORATE BONDS (67.09%)
  COMMUNICATIONS (2.80%)
  Comcast Cable Communications, Inc., 8.50%, due 5/01/27....  $300,000        360,714
  DEPOSITORY INSTITUTIONS (7.63%)
  First Bank, N.A., 6.25%, due 8/15/05......................   450,000        450,643
  J. P. Morgan & Co., 7.25%, due 10/01/10...................   350,000        353,717
  Midland America Capital Corp., 12.75%, due 11/15/03.......   175,000        178,351
                                                                          -----------
                                                                              982,711
  ELECTRIC, GAS AND SANITARY SERVICES (20.47%)
  Narragansett Electric Co., 9.125%, due 5/01/21............   450,000        511,114
  National Co-op Services Corp., 9.48%, due 1/01/12.........   559,000        595,760
  New England Power Co., 8.00%, due 8/01/22.................   400,000        440,680
  Oglethorpe Power, 6.974%, due 6/30/11.....................   700,000        718,662
  Western Penn Power, 7.875%, due 12/01/04..................   360,000        371,427
                                                                          -----------
                                                                            2,637,643
  FOOD AND KINDRED PRODUCTS (.55%)
  Anheuser-Busch Companies, Inc., 8.50%, due 3/01/17........    69,000         71,362
  GENERAL MERCHANDISE STORES (3.44%)
  J.C. Penney & Co., 8.25%, due 8/15/22.....................   400,000        443,716
  HOLDING AND OTHER INVESTMENT OFFICES (9.10%)
  Federal Realty Investment Trust, 8.875%, due 1/15/00......   350,000        363,051
  Meditrust, 7.60%, due 9/13/05.............................   350,000        357,494
  Washington Reit, 6.898%, due 2/25/08......................   450,000        452,484
                                                                          -----------
                                                                            1,173,029
  NONDEPOSITORY INSTITUTIONS (4.18%)
  Household Finance Co., 7.30%, due 7/30/12.................   300,000        308,916
  Security Capital Pacific, 7.20%, due 3/01/13..............   225,000        229,824
                                                                          -----------
                                                                              538,740
  OIL & GAS EXTRACTION (1.97%)
  Burlington Resources, Inc., 9.125%, due 10/01/21..........   200,000        253,186
  PAPER AND ALLIED PRODUCTS (4.20%)
  Union Camp Corp., 8.625%, due 4/15/16.....................   516,000        541,513

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO (CONTINUED)

                                                              PRINCIPAL
                                                               AMOUNT        VALUE
                                                              ---------   -----------
  PRINTING AND PUBLISHING (2.61%)
  Valassis Communications, Inc., 9.55%, due 12/01/03........  $300,000    $   336,663
  RAILROAD TRANSPORTATION (2.37%)
  Union Pacific Corp., 8.50%, due 1/15/17...................   293,000        305,608
  SECURITY AND COMMODITY BROKERS (1.57%)
  Lehman Brothers Holding, Inc., 8.875%, due 11/01/98.......   200,000        201,642
  TEXTILE MILL PRODUCTS (4.20%)
  Unifi, 6.50%, due 2/01/08.................................   550,000        541,371
  TRANSPORTATION EQUIPMENT (1.99%)
  Ford Motor Co., 9.215%, due 9/15/21.......................   200,000        257,468
                                                                          -----------
Total Corporate Bonds.......................................                8,645,366
ASSET-BACKED SECURITIES (.77%)
  Federal Home Loan Mortgage Corp., 10.15%, due 4/15/06.....    98,807         99,825
MORTGAGE-BACKED SECURITIES (13.57%)
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) (0.30%)
  Pool # 503442, 9.50%, due 7/01/05.........................    37,134         38,654
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (13.27%)
  Pool # 1512, 7.50%, due 12/20/23..........................   683,126        700,416
  Pool # 144332, 9.00%, due 7/15/16.........................    31,671         34,146
  Pool # 194692, 8.00%, due 5/15/17.........................   302,167        318,218
  Pool # 236070, 10.00%, due 10/15/12.......................   581,887        632,441
  Pool # 307097, 9.00%, due 7/15/21.........................    22,768         24,391
                                                                          -----------
                                                                            1,709,612
                                                                          -----------
Total Mortgage-Backed Securities............................                1,748,266
UNITED STATES TREASURY OBLIGATION (3.37%)
  U.S. Treasury Note, 7.25%, due 8/15/04....................   400,000        434,432

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO (CONTINUED)

                                                              PRINCIPAL
                                                               AMOUNT        VALUE
                                                              ---------   -----------
SHORT-TERM INVESTMENTS (9.85%)
  UNITED STATES GOVERNMENT AGENCIES
  Federal Home Loan Mortgage Corp., due 8/06/98.............  $700,000    $   699,470
  Federal National Mortgage Assoc., due 9/24/98.............   575,000        570,290
                                                                          -----------
Total Short-Term Investments................................                1,269,760
                                                                          -----------
Total Investments (98.23%)..................................               12,658,899
OTHER ASSETS LESS LIABILITIES (1.77%)
  Cash, receivables, prepaid expense and other assets, less
     liabilities............................................                  227,743
                                                                          -----------
Total Net Assets (100.00%)..................................              $12,886,642
                                                                          ===========

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH YIELD BOND PORTFOLIO
JULY 31, 1998

                                                              PRINCIPAL
                                                               AMOUNT            VALUE
                                                              ---------       -----------
CORPORATE BONDS (84.63%)
  AMUSEMENT & RECREATION SERVICES (2.25%)
  AMF Bowling Worldwide, Inc., 10.875%, due 3/15/06.........  $260,000        $   279,500
  APPAREL AND OTHER TEXTILE PRODUCTS (2.40%)
  Dan River, Inc., 10.125%, due 12/15/03....................   280,000            298,200
  AUTO REPAIR, SERVICES AND PARKING (1.20%)
  Envirotest Systems Corp., 9.625%, due 4/01/03.............   150,000            150,000
  COMMUNICATIONS (7.61%)
  Comcast Cable Communications, Inc., 8.50%, due 5/01/27....   350,000            420,833
  Savoy Pictures, 7.00%, due 7/01/03........................   550,000            525,250
                                                                              -----------
                                                                                  946,083
  DEPOSITORY INSTITUTIONS (2.82%)
  First Bank, N.A., 6.25%, due 8/15/05......................   350,000            350,501
  ELECTRIC, GAS AND SANITARY SERVICES (22.19%)
  Cleveland Electric Illum., 8.375%, due 12/01/11...........   600,000            620,046
  Esi Tractebel, 7.99%, due 12/30/11........................   460,000            462,300
  Narragansett Electric Co., 9.125%, due 5/01/21............   400,000            454,324
  New England Power Co., 8.00%, due 8/01/22.................   250,000            275,425
  Niagara Mohawk Power, 7.875%, due 4/01/24.................   500,000            516,035
  Waterford 3 Nuclear Power Plant (Entergy Louisiana, Inc.),
     8.09%, due 1/02/17.....................................   400,000            431,176
                                                                              -----------
                                                                                2,759,306
  EATING AND DRINKING PLACES (4.07%)
  Tricon Global Restaurants, Inc., 7.65%, due 5/15/08.......   500,000            505,685
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (3.01%)
  Advanced Micro Devices, Inc., 11.00%, due 8/01/03.........   360,000            374,850
  FOOD STORES (2.19%)
  P&C Food Markets, Inc., 11.50%, due 10/15/01..............   150,000            117,375
  Penn Traffic Co., 10.25%, due 2/15/02.....................   200,000            155,000
                                                                              -----------
                                                                                  272,375
  HEALTH SERVICES (3.23%)
  Tenet Healthcare, 7.625%, due 6/01/08.....................   400,000            401,108

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH YIELD BOND PORTFOLIO (CONTINUED)

                                                              PRINCIPAL
                                                               AMOUNT            VALUE
                                                              ---------       -----------
  HOLDING AND OTHER INVESTMENT OFFICES (16.54%)
  Bradley Operating LP, 7.20%, due 1/15/08..................  $500,000        $   502,795
  Federal Realty Investment Trust, 7.48%, due 8/15/26.......   600,000            646,019
  Glenborough Properties, 7.625%, due 3/15/05...............   250,000            251,595
  Price Development Company, 7.29%, due 3/11/08.............   250,000            254,673
  SUSA Partnership, L.P., 8.20%, due 6/01/17................   375,000            401,774
                                                                              -----------
                                                                                2,056,856
  INSTRUMENTS AND RELATED PRODUCTS (.92%)
  Thermolase Corp., 4.375%, due 8/05/04.....................   140,000            114,766
  LUMBER AND WOOD PRODUCTS (5.95%)
  Georgia-Pacific Corp., 9.875%, due 11/01/21...............   330,000            371,554
  Georgia-Pacific Corp., 9.125%, due 7/01/22................   100,000            110,162
  Pacific Lumber Co., 10.50%, due 3/01/03...................   250,000            258,750
                                                                              -----------
                                                                                  740,466
  MISCELLANEOUS RETAIL (2.52%)
  Eckerd Corp., 9.25%, due 2/15/04..........................   295,000            313,399
  NONDEPOSITORY INSTITUTIONS (2.37%)
  Macsaver Financial, 7.40%, due 2/15/02....................   300,000            294,783
  OIL AND GAS EXTRACTION (1.19%)
  Dawson Production Services, Inc., 9.375%, due 2/01/07.....   150,000            148,313
  PAPER AND ALLIED PRODUCTS (2.16%)
  Container Corp. of America, 9.75%, due 4/01/03............   250,000            268,750
  TRANSPORTATION SERVICES (2.01%)
  Preston Corp., 7.00%, due 5/01/11.........................   306,000            249,390
                                                                              -----------
Total Corporate Bonds.......................................                   10,524,331
                                                               SHARES
                                                                HELD
                                                              --------
PREFERRED STOCK (5.24%)
  DEPOSITORY INSTITUTIONS (2.36%)
  CFB Capital I, 8.875% Cumulative Capital Securities.......    11,000            292,875
  HOLDING AND OTHER INVESTMENT OFFICES (2.88%)
  New Plan Realty Trust.....................................     7,000            358,750
                                                                              -----------
Total Preferred Stocks......................................                      651,625

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH YIELD BOND PORTFOLIO (CONTINUED)

                                                              PRINCIPAL
                                                               AMOUNT            VALUE
                                                              ---------       -----------
SHORT-TERM INVESTMENTS (9.23%)
  MONEY MARKET MUTUAL FUND (2.82%)
  Provident T-Fund..........................................  $350,765        $   350,765
  UNITED STATES GOVERNMENT AGENCIES (6.41%)
  Federal Home Loan Mortgage Corp., due 8/06/98.............   300,000            299,773
  Federal Home Loan Mortgage Corp., due 8/31/98.............   500,000            497,720
                                                                              -----------
                                                                                  797,493
                                                                              -----------
Total Short-Term Investments................................                    1,148,258
                                                                              -----------
Total Investments (99.10%)..................................                   12,324,214
OTHER ASSETS LESS LIABILITIES (.90%)
  Cash, receivables, prepaid expense and other assets, less
     liabilities............................................                      112,098
                                                                              -----------
Total Net Assets (100.00%)..................................                  $12,436,312
                                                                              ===========

See accompanying notes.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO
JULY 31, 1998

                                                                SHARES
                                                                 HELD             VALUE
                                                              ----------       -----------
COMMON STOCKS (21.54%)
  ELECTRIC, GAS AND SANITARY SERVICES (9.37%)
  Citizens Utilities Co., Class B...........................     197,578       $ 1,728,807
  MidAmerican Energy Holdings Co............................      40,000           815,000
  Otter Tail Power Co.......................................      50,000         1,800,000
                                                                               -----------
                                                                                 4,343,807
  FORESTRY (2.72%)
  Weyerhaeuser Co...........................................      30,000         1,260,000
  HOLDING AND OTHER INVESTMENT OFFICES (4.42%)
  General Growth Properties, Inc............................      56,375         2,050,641
  INSTRUMENTS AND RELATED PRODUCTS (3.88%)
  Pall Corp.................................................      80,000         1,800,000
  OIL AND GAS EXTRACTION (1.15%)
  Offshore Logistics........................................      49,200(1)        535,050
                                                                               -----------
Total Common Stocks.........................................                     9,989,498
OPTION (0.01%)
  Security Capital Group....................................       1,730(1)            216
PREFERRED STOCKS (27.72%)
  DEPOSITORY INSTITUTIONS (8.92%)
  CFB Capital I, 8.875% Cumulative Capital Securities.......      67,500         1,797,187
  Harris Preferred Capital Group, Inc.......................      20,000           502,500
  Taylor Capital Group, Inc.................................      72,000         1,836,000
                                                                               -----------
                                                                                 4,135,687
  ELECTRIC, GAS AND SANITARY SERVICES (2.74%)
  Equitable Resources.......................................      50,000         1,246,875
  Western Gas Resources, Inc................................       1,000            24,938
                                                                               -----------
                                                                                 1,271,813
  HOLDING AND OTHER INVESTMENT OFFICES (0.55%)
  General Growth Properties, Inc............................      10,000(1)        252,500
  INSURANCE CARRIERS (1.94%)
  Equitable of Iowa Capital.................................      34,146           898,467
  MISCELLANEOUS MANUFACTURING INDUSTRIES (2.91%)
  Cyprus Amax Minerals Co...................................      30,000         1,350,000

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (CONTINUED)

                                                                SHARES
                                                                 HELD             VALUE
                                                              ----------       -----------
  NONDEPOSITORY INSTITUTIONS (1.69%)
  Hvide Capital Trust.......................................      20,000       $   785,000
  OIL AND GAS EXTRACTION (6.88%)
  Chesapeake Energy Corp....................................      26,000           942,500
  EVI, Inc..................................................      40,000         1,490,000
  El Paso Ener Cap Trust I, 4.75%...........................      15,000           757,500
                                                                               -----------
                                                                                 3,190,000
  RAILROAD TRANSPORTATION (0.39%)
  Union Pacific Cap Trust...................................       4,000           182,000
  WHOLESALE TRADE-NONDURABLE GOODS (1.70%)
  Howell Corp...............................................      19,800           785,812
                                                                               -----------
Total Preferred Stocks......................................                    12,851,279
                                                              PRINCIPAL
                                                                AMOUNT
                                                              ----------
CORPORATE BONDS (36.87%)
  ELECTRIC, GAS AND SANITARY SERVICES (0.29%)
  National Co-op Services Corp.(Arkansas Electric), 9.48%,
     due 1/01/12............................................  $  128,000           136,417
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (5.01%)
  California Microwave, Inc., Convertible Sub. Deb., 5.25%,
     due 12/15/03...........................................   1,500,000         1,203,060
  Sunbeam Corp., due 3/25/18................................   5,000,000         1,121,200
                                                                               -----------
                                                                                 2,324,260
  FOOD AND KINDRED PRODUCTS (0.09%)
  Anheuser-Busch Co., 8.50%, due 3/01/17....................      40,000            41,370
  HEALTH SERVICES (6.02%)
  Dura Pharmaceuticals, 3.50%, due 7/15/02..................   2,000,000         1,729,000
  Quantum Healthcare Resources, 4.75%, due 10/01/00.........   1,125,000         1,065,938
                                                                               -----------
                                                                                 2,794,938
  INSURANCE CARRIERS (2.41%)
  NAC RE Corp., 5.25%, due 12/15/02.........................   1,000,000         1,115,280
  METAL MINING (2.35%)
  Teck Corp., 3.75%, due 7/15/06............................   1,500,000         1,091,250

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (CONTINUED)

                                                              PRINCIPAL
                                                                AMOUNT            VALUE
                                                              ----------       -----------
  MISCELLANEOUS MANUFACTURING INDUSTRIES (4.58%)
  Halter Marine Group, Inc., 4.50%, due 9/15/04.............  $  625,000       $   526,325
  Parker Drilling Corp., 5.50%, due 8/01/04.................   2,000,000         1,597,140
                                                                               -----------
                                                                                 2,123,465
  NONDEPOSITORY INSTITUTIONS (3.43%)
  Consumer Portfolio Services, Inc., 10.50%, due 4/15/04....   1,600,000         1,588,000
  OIL AND GAS EXTRACTION (9.92%)
  Diamond Offshore Drilling, 3.75%, due 2/15/07.............   1,700,000         1,802,323
  Nabors Industries, Inc., 5.00%, due 5/15/06...............   1,700,000         1,918,076
  Pride International, Inc., 6.25%, due 2/15/06.............     810,000           878,607
                                                                               -----------
                                                                                 4,599,006
  PETROLEUM AND COAL PRODUCTS (2.39%)
  Trizec Hahn Corp., 3.25%, due 12/10/18....................   1,800,000         1,109,682
  RAILROAD TRANSPORTATION (0.38%)
  Union Pacific Corp., SFDEB, 8.50%, due 1/15/17............     167,000           174,186
                                                                               -----------
Total Corporate Bonds.......................................                    17,097,854
SHORT-TERM INVESTMENTS (13.09%)
  COMMERCIAL PAPER (1.94%)
  Ford Motor Credit Company, 5.54%, due 8/14/98.............     900,000           900,000
  UNITED STATES GOVERNMENT AGENCIES (8.06%)
  Federal Home Loan Mortgage Corp., due 8/5/98..............     800,000           799,513
  Federal Home Loan Mortgage Corp., due 8/21/98.............   2,100,000         2,093,626
  Federal Home Loan Mortgage Corp., due 8/27/98.............     250,000           249,012
  Federal Home Loan Mortgage Corp., due 9/10/98.............     600,000           596,407
                                                                               -----------
                                                                                 3,738,558
  MONEY MARKET MUTUAL FUND (3.09%)
  Provident T-Fund..........................................   1,430,347         1,430,347
                                                                               -----------
Total Short-Term Investments................................                     6,068,905
                                                                               -----------
Total Investments (99.23%)..................................                    46,007,752
OTHER ASSETS LESS LIABILITIES (0.77%)
  Cash, receivables, prepaid expense and other assets, less
     liabilities............................................                       356,320
                                                                               -----------
Total Net Assets (100.00%)..................................                   $46,364,072
                                                                               ===========

(1) Non-income producing securities.

See accompanying notes.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MONEY MARKET PORTFOLIO
JULY 31, 1998

                                                          ANNUALIZED
                                                           YIELD ON
                                                           PURCHASE       PRINCIPAL
                                                             DATE          AMOUNT          VALUE
                                                          ----------      ---------      ----------
SHORT-TERM INVESTMENTS (99.66%)
  COMMERCIAL PAPER (25.15%)
     NONDEPOSITORY INSTITUTIONS
     American General Finance, 5.59%, due 9/18/98.......    5.587%        $150,000       $  150,000
     Deere & Company, 5.56%, due 9/04/98................    5.562          155,000          155,000
     Ford Motor Credit Corp., 5.54%, due 8/25/98........    5.543          150,000          150,000
     General Electric Capital Corp., 5.60%, due
       9/15/98..........................................    5.596          100,000          100,000
     IBM Credit Corp., 5.53%, due 9/29/98...............    5.529          150,000          150,000
     Texaco, Inc., 5.55%, due 8/06/98...................    5.554          100,000          100,000
                                                                                         ----------
Total Commercial Paper..................................                                    805,000
  UNITED STATES GOVERNMENT AGENCIES (74.51%)
     Federal Home Loan Bank, due 8/20/98................    5.545          100,000           99,712
     Federal Home Loan Bank, due 8/26/98................    5.485          150,000          149,431
     Federal Home Loan Bank, due 10/21/98...............    5.528          100,000           98,788
     Federal Home Loan Mortgage Corp., due 8/3/98.......    5.539          125,000          124,962
     Federal Home Loan Mortgage Corp., due 8/18/98......    5.536          125,000          124,679
     Federal Home Loan Mortgage Corp., due 8/28/98......    5.572          100,000           99,590
     Federal Home Loan Mortgage Corp., due 9/01/98......    5.557          100,000           99,530
     Federal Home Loan Mortgage Corp., due 9/08/98......    5.528          175,000          173,999
     Federal Home Loan Mortgage Corp., due 9/10/98......    5.539          125,000          124,246
     Federal Home Loan Mortgage Corp., due 9/24/98......    5.549          125,000          123,982
     Federal Home Loan Mortgage Corp., due 10/06/98.....    5.532          125,000          123,762
     Federal Home Loan Mortgage Corp., due 10/09/98.....    5.556          100,000           98,961
     Federal Home Loan Mortgage Corp., due 10/14/98.....    5.547          100,000           98,888
     Federal Home Loan Mortgage Corp., due 10/23/98.....    5.578          100,000           98,747
     Federal National Mortgage Assoc., due 8/07/98......    5.555          150,000          149,863
     Federal National Mortgage Assoc., due 8/12/98......    5.539          100,000           99,833
     Federal National Mortgage Assoc., due 8/14/98......    5.567          150,000          149,703
     Federal National Mortgage Assoc., due 9/22/98......    5.497          125,000          124,029
     Federal National Mortgage Assoc., due 10/16/98.....    5.572          125,000          123,566
     Federal National Mortgage Assoc., due 10/19/98.....    5.593          100,000           98,804
                                                                                         ----------
Total United States Government Agencies.................                                  2,385,075
                                                                                         ----------
Total Short-Term Investments............................                                  3,190,075
OTHER ASSETS LESS LIABILITIES (0.34%)
  Cash,receivables, prepaid expense and other assets,
     less liabilities...................................                                     10,933
                                                                                         ----------
Total Net Assets (100.00%)..............................                                 $3,201,008
                                                                                         ==========

See accompanying notes.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO
JULY 31, 1998

                                                                  SHARES
                                                                   HELD             VALUE
                                                                  ------            -----
COMMON STOCKS (94.28%)
  CHEMICALS AND ALLIED PRODUCTS (16.89%)
  Bristol-Myers Squibb Co...................................        11,298       $ 1,287,266
  DuPont (EI) de Nemours & Co...............................        15,301           948,662
  Eastman Chemical Co.......................................         9,620           545,935
  Johnson & Johnson.........................................        15,323         1,183,702
  Merck & Co., Inc..........................................         9,692         1,195,145
  Praxair, Inc..............................................        18,146           893,690
  Procter & Gamble Co.......................................        13,489         1,070,689
  Union Carbide Corp........................................        17,086           820,128
                                                                                 -----------
                                                                                   7,945,217
  COMMUNICATIONS (5.47%)
  American Telephone & Telegraph Co.........................        13,238           802,554
  Bell Atlantic Corp........................................        18,765           851,462
  CBS Corp..................................................        27,073           918,790
                                                                                 -----------
                                                                                   2,572,806
  DEPOSITORY INSTITUTIONS (1.89%)
  J. P. Morgan & Co., Inc...................................         7,043           887,418
  EATING AND DRINKING PLACES (2.32%)
  McDonald's Corp...........................................        16,315         1,090,046
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (5.68%)
  General Electric Co.......................................        15,115         1,349,958
  Lucent Technologies, Inc..................................        12,146         1,122,746
  Raytheon Co...............................................         3,704           200,711
                                                                                 -----------
                                                                                   2,673,415
  FOOD AND KINDRED PRODUCTS (6.91%)
  Coca-Cola Co. (The).......................................        17,908         1,444,952
  PepsiCo, Inc..............................................        23,149           898,470
  Philip Morris Companies, Inc..............................        20,642           904,378
                                                                                 -----------
                                                                                   3,247,800
  GENERAL MERCHANDISE STORES (5.26%)
  Sears, Roebuck & Co.......................................        13,457           682,943
  Venator Group, Inc........................................        30,255(1)        434,916
  Wal-Mart Stores, Inc......................................        21,490         1,356,556
                                                                                 -----------
                                                                                   2,474,415

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO (CONTINUED)

                                                                  SHARES
                                                                   HELD             VALUE
                                                                  ------            -----
  INDUSTRIAL MACHINERY AND EQUIPMENT (4.63%)
  Caterpillar, Inc..........................................        20,293       $   984,210
  International Business Machines Corp......................         9,001         1,192,633
                                                                                 -----------
                                                                                   2,176,843
  INSTRUMENTS AND RELATED PRODUCTS (1.82%)
  Eastman Kodak Co..........................................        10,181           856,477
  INSURANCE CARRIERS (5.24%)
  Allstate Corp.............................................        20,903           887,071
  American International Group, Inc.........................        10,464         1,578,102
                                                                                 -----------
                                                                                   2,465,173
  MOTION PICTURES (2.21%)
  Disney (Walt) Co..........................................        30,120         1,037,258
  PAPER AND ALLIED PRODUCTS (2.88%)
  International Paper Co....................................        15,452           689,545
  Minnesota Mining & Manufacturing Co.......................         8,898           666,238
                                                                                 -----------
                                                                                   1,355,783
  PETROLEUM AND COAL PRODUCTS (10.61%)
  Amoco Corp................................................        17,324           723,277
  Chevron Corp..............................................        10,465           864,671
  Exxon Corp................................................        13,965           979,295
  Mobil Corp................................................        11,406           795,568
  Texaco, Inc...............................................        13,979           850,098
  USX Corp.-Marathon Group..................................        22,826           778,937
                                                                                 -----------
                                                                                   4,991,846
  PRIMARY METAL INDUSTRIES (2.88%)
  Aluminum Company of America...............................        11,147           772,627
  Bethlehem Steel Corp......................................        53,749(1)        581,161
                                                                                 -----------
                                                                                   1,353,788
  RUBBER AND MISCELLANEOUS PLASTICS PRODUCTS (2.04%)
  Goodyear Tire & Rubber Co.................................        15,766           960,740
  SECURITY AND COMMODITY BROKERS (7.64%)
  American Express Co.......................................        11,620         1,282,557
  Lehman Brothers Holding, Inc..............................        13,975         1,006,200
  Morgan Stanley, Dean Witter, Discover & Co................        14,974         1,303,674
                                                                                 -----------
                                                                                   3,592,431

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO (CONTINUED)

                                                                  SHARES
                                                                   HELD             VALUE
                                                                  ------            -----
  TRANSPORTATION EQUIPMENT (9.91%)
  Allied-Signal, Inc........................................        26,215       $ 1,140,353
  Boeing Co. (The)..........................................        15,860           615,566
  Ford Motor Co.............................................        17,862         1,017,018
  General Motors Corp.......................................        10,969           793,196
  United Technologies Corp..................................        11,423         1,094,466
                                                                                 -----------
                                                                                   4,660,599
                                                                                 -----------
Total Common Stocks.........................................                      44,342,055
                                                                PRINCIPAL
                                                                  AMOUNT
                                                                ----------
SHORT-TERM INVESTMENTS (5.35%)
  UNITED STATES GOVERNMENT AGENCIES (4.77%)
  Federal Home Loan Mortgage Corp., due 8/12/98.............    $  700,000           698,832
  Federal Home Loan Mortgage Corp., due 8/13/98.............       450,000           449,180
  Federal Home Loan Mortgage Corp., due 9/01/98.............     1,100,000         1,094,835
                                                                                 -----------
                                                                                   2,242,847
  MONEY MARKET MUTUAL FUND (0.58%)
  Provident T-Fund..........................................       273,000           273,000
                                                                                 -----------
Total Short-Term Investments................................                       2,515,847
                                                                                 -----------
Total Investments (99.63%)..................................                      46,857,902
OTHER ASSETS LESS LIABILITIES (0.37%)
  Cash, receivables, prepaid expense and other assets, less
     liabilities............................................                         172,864
                                                                                 -----------
Total Net Assets (100.00%)..................................                     $47,030,766
                                                                                 ===========

(1) Non-income producing security.

See accompanying notes.

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

     EquiTrust Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company and operates in the mutual fund industry. The Fund currently consists of six portfolios (known as the Value Growth, High Grade Bond, High Yield Bond, Managed, Money Market and Blue Chip Portfolios). Prior to May 1, 1998, the Fund was named FBL Series Fund, Inc.

     On December 1, 1997, the initial purchases of Institutional shares ("Class I") of the Fund were made by Farm Bureau Life Insurance Company. Prior to the initial Class I share purchases, the Fund issued only one class of shares. These shares, known as Traditional shares ("Class A"), also continue to be offered after December 1, 1997.

     Class I shares are available for purchase exclusively by the following investors: (a) retirement plans of FBL Financial Group, Inc. and its affiliates;
(b) investment advisory clients of EquiTrust Investment Management Services, Inc. ("EquiTrust Investment"), including affiliated and unaffiliated benefit plans, such as qualified retirement plans, and affiliated and unaffiliated banks and insurance companies purchasing for their own accounts; (c) employees and directors of FBL Financial Group, Inc., its affiliates, and affiliated state Farm Bureau Federations; (d) directors and trustees of the Fund and affiliated funds; and (e) such other types of accounts as EquiTrust Investment, the Fund's distributor, deems appropriate. Class I shares currently are available for purchase only from EquiTrust Investment. Share certificates are not available for Class I or Class A shares.

     Class A shares are subject to a declining contingent deferred sales charge ("CDSC") on shares redeemed within six years of purchase. Class I shares are not subject to a CDSC. Class I shares do not bear any distribution fee or administrative service fee. The shares of each Portfolio have equal rights and privileges with all other shares of that Portfolio except that Class A shares have separate and exclusive voting rights with respect to the Fund's Rule 12b-1 Plan. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share, subject to any preferences (such as resulting from Rule 12b-1 distribution fees with respect to the Class A shares). In addition, the Board of Directors of the Fund declares separate dividends on each class of shares.

     The Fund allocates daily all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. As noted previously, distribution fees and administrative fees are only charged against Class A shares. Other class-specific expenses charged to each class

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) during the year ended July 31, 1998, which are included in the corresponding captions of the Statements of Operations, were as follows:

                                                         TRANSFER AND DIVIDEND
                                                         DISBURSING AGENT FEES    REGISTRATION FEES
                                                         ---------------------    ------------------
                      PORTFOLIO                           CLASS A     CLASS I     CLASS A    CLASS I
                      ---------                          ---------    --------    -------    -------
Value Growth.........................................    $221,393     $14,352     $12,619    $3,209
High Grade Bond......................................      30,822       3,908       4,963     3,414
High Yield Bond......................................      37,258       3,978       4,540     3,415
Managed..............................................     132,613      10,996       9,677     3,409
Money Market.........................................       8,585       3,631       4,550     1,921
Blue Chip............................................     126,290      11,557       7,968     3,411

     All portfolios, other than the Money Market Portfolio, value their common and preferred stocks, corporate bonds, United States Treasury obligations and mortgage-backed and asset-backed securities that are traded on any national exchange at the last sale price on the day of valuation or, lacking any sales, at the mean between the closing bid and asked prices. Investments traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term investments (including repurchase agreements) are valued at market value, except that obligations maturing in 60 days or less are valued using the amortized cost method of valuation described below with respect to the Money Market Portfolio, which approximates market.

     The Money Market Portfolio values investments at amortized cost, which approximates market. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the portfolio.

     The value of the underlying securities serving to collateralize repurchase agreements is marked to market daily. Should the value of the underlying securities decline, the seller would be required to provide the applicable portfolio with additional securities so that the aggregate value of the underlying securities was at least equal to the repurchase price. If a seller of a repurchase agreement were to default, the affected portfolio might experience losses in enforcing its rights. To minimize this risk, EquiTrust Investment, the investment manager, (under the supervision of the Board of Directors) will monitor the creditworthiness of the seller of the repurchase agreement and must find such creditworthiness satisfactory before a portfolio may enter into the repurchase agreement.

     The Fund records investment transactions generally one day after the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividends are taken into income on an

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) accrual basis as of the ex-dividend date and interest is recognized on an accrual basis. Discounts and premiums on investments purchased are amortized over the life of the respective investments.

     Dividends and distributions to shareholders are recorded on the record date.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. FEDERAL INCOME TAXES

     No provision for federal income taxes is considered necessary because the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments is the same for both federal income tax and financial reporting purposes.

     At July 31, 1998, the High Grade Bond Portfolio had a net capital loss carryforward of approximately $35,000, which will expire from 2003 through 2005.

3. MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES

     The Fund has entered into agreements with EquiTrust Investment relating to the management of the portfolios and the investment of their assets. Pursuant to these agreements, fees paid to EquiTrust Investment are determined as follows:
(1) annual investment advisory and management fees, which are based on each portfolio's average daily net assets as follows: Value Growth
Portfolio -- 0.50%; High Grade Bond Portfolio -- 0.40%; High Yield Bond Portfolio -- 0.55%; Managed Portfolio -- 0.60%; Money Market Portfolio -- 0.25%; and Blue Chip Portfolio -- 0.25%; (2) distribution fees, which are computed at an annual rate of 0.50% of the average daily net asset value attributable to Class A shares of each portfolio and, in part, are subsequently remitted by EquiTrust Investment to retail dealers including EquiTrust Marketing Services, Inc. ("EquiTrust Marketing"), an affiliate who serves as principal dealer; (3) administrative service fees, which are computed at an annual rate of 0.25% of the average daily net asset value attributable to Class A shares of each portfolio; (4) shareholder service, transfer and dividend disbursing agent fees, which are based on direct services provided and expenses incurred by the investment adviser, plus an annual per account charge ranging from $7.00 to $9.00; and (5) accounting fees, which are based on each portfolio's daily net assets at an annual rate of 0.05%, with a maximum per portfolio annual expense of $30,000. EquiTrust Investment voluntarily waived the minimum fee associated with the shareholder service, transfer and dividend disbursing agent fees for both classes of shares, effective December 1, 1997 through December 31, 1998. There can be no assurance that the Advisor will continue to waive this expense beyond December 31, 1998.

     EquiTrust Investment has also agreed to reimburse the portfolios annually for total expenses (excluding brokerage, interest, taxes, the distribution fee and extraordinary expenses) in excess of

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)
1.50% of each portfolio's average daily net assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fees paid by the portfolio for such period. For the year ended July 31, 1998, the Fund's expenses were below the reimbursement threshold, and accordingly, no amounts were reimbursed by EquiTrust Investment.

     Certain officers and directors of the Fund are also officers of FBL Financial Group, Inc., EquiTrust Investment, EquiTrust Marketing and other affiliated entities. At July 31, 1998, Farm Bureau Life Insurance Company, a wholly-owned subsidiary of FBL Financial Group, Inc., owned shares of the Fund's portfolios as follows:

PORTFOLIO                                                    CLASS A     CLASS I
---------                                                   ---------    -------
Value Growth............................................           --    154,703
High Grade..............................................           --     94,967
High Yield Bond.........................................       75,129     95,057
Managed.................................................           --     70,373
Money Market............................................    1,910,602    500,000
Blue Chip...............................................           --     27,196

     EquiTrust Investment also owned 93,471 shares of Value Growth Portfolio (Class A) at July 31, 1998.

4. CAPITAL SHARE TRANSACTIONS

     Net assets as of July 31, 1998 consisted of:

                                                                       PORTFOLIO
                                 --------------------------------------------------------------------------------------
                                    VALUE        HIGH GRADE     HIGH YIELD                      MONEY          BLUE
                                    GROWTH          BOND           BOND          MANAGED        MARKET         CHIP
                                 ------------    -----------    -----------    -----------    ----------    -----------
Capital Stock (5,000,000,000
  shares of $.001 par value
  Capital Stock
  authorized)................    $      8,827    $     1,219    $     1,187    $     3,818    $    3,201    $     1,140
Additional paid-in capital...     115,475,503     12,399,245     12,078,281     48,312,776     3,197,807     30,480,739
Accumulated undistributed net
  investment income..........         353,049                                        1,350                       88,993
Accumulated undistributed net
  realized gain (loss) from
  investment transactions....       4,541,604        (35,149)        53,918      1,991,480                      205,421
Net unrealized appreciation
  (depreciation) of
  investments................     (22,646,362)       521,327        302,926     (3,945,352)                  16,254,473
                                 ------------    -----------    -----------    -----------    ----------    -----------
Net Assets...................     $97,732,621    $12,886,642    $12,436,312    $46,364,072    $3,201,008    $47,030,766
                                 ============    ===========    ===========    ===========    ==========    ===========

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)
     Transactions in Capital Stock for each portfolio were as follows:

YEAR ENDED JULY 31, 1998, EXCEPT AS NOTED:

                                                                        PORTFOLIO
                                  -------------------------------------------------------------------------------------
                                     VALUE        HIGH GRADE     HIGH YIELD                      MONEY         BLUE
                                     GROWTH          BOND           BOND          MANAGED       MARKET         CHIP
                                  ------------    -----------    -----------    -----------    ---------    -----------
Shares sold:
  Class A.....................         923,923        202,173        254,193        780,549      907,070        364,035
  Class I*....................         472,840        131,383        141,498        237,341      738,716         93,877
Shares issued in reinvestment
  of dividends and/or capital
  gains distribution:
  Class A.....................       1,289,518         42,416         46,304        301,506       21,307          4,356
  Class I*....................             309          1,053          1,438          2,683        2,350             --
Shares redeemed:
  Class A.....................      (1,055,225)      (131,700)      (126,422)      (410,544)    (820,239)      (119,265)
  Class I*....................         (32,351)        (2,180)        (4,117)       (12,252)    (113,912)        (6,562)
                                  ------------    -----------    -----------    -----------    ---------    -----------
Net Increase..................       1,599,014        243,145        312,894        899,283      735,292        336,441
                                  ============    ===========    ===========    ===========    =========    ===========
Value of shares sold:
  Class A.....................    $ 13,236,345    $ 2,131,708    $ 2,667,819    $10,655,935    $ 907,070    $14,203,276
  Class I*....................       6,710,307      1,387,293      1,489,392      3,192,435      738,716      3,521,895
Value issued in reinvestment
  of dividends and/or capital
  gains distribution:
  Class A.....................      17,330,978        436,835        485,942      3,997,003       21,307        158,461
  Class I*....................           4,149         11,348         15,093         40,897        2,350             --
Value redeemed:
  Class A.....................     (14,624,572)    (1,379,042)    (1,329,561)    (5,497,121)    (820,239)    (4,519,381)
  Class I*....................        (435,395)       (22,953)       (43,229)      (168,016)    (113,912)      (265,758)
                                  ------------    -----------    -----------    -----------    ---------    -----------
Net Increase..................    $ 22,221,812    $ 2,565,189    $ 3,285,456    $12,221,133    $ 735,292    $13,098,493
                                  ============    ===========    ===========    ===========    =========    ===========

* Period from December 1, 1997, (date operations commenced) through July 31,
1998.

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)
YEAR ENDED JULY 31, 1997:

                                                                       PORTFOLIO
                                 --------------------------------------------------------------------------------------
                                    VALUE        HIGH GRADE     HIGH YIELD                      MONEY
                                    GROWTH          BOND           BOND         MANAGED        MARKET        BLUE CHIP
                                 ------------    -----------    ----------    -----------    -----------    -----------
Shares sold:
  Class A....................        960,670         181,281       182,441        743,749        917,859        281,505
Shares issued in reinvestment
  of dividends and/or capital
  gains distribution:
  Class A....................        844,969          40,462        46,867        269,908         23,674          9,088
Shares redeemed:
  Class A....................       (471,818)       (143,086)      (90,912)      (156,795)    (1,027,371)       (45,240)
                                 -----------     -----------    ----------    -----------    -----------    -----------
Net Increase (Decrease)......      1,333,821          78,657       138,396        856,862        (85,838)       245,353
                                 ===========     ===========    ==========    ===========    ===========    ===========
Value of shares sold:
  Class A....................    $14,626,866     $ 1,859,302    $1,852,541    $10,143,104    $   917,859    $ 8,778,631
Value issued in reinvestment
  of dividends and/or capital
  gains distribution:
  Class A....................     12,429,493         415,160       477,374      3,607,125         23,674        269,828
Value redeemed:
  Class A....................     (7,219,352)     (1,467,642)     (926,099)    (2,146,602)    (1,027,371)    (1,399,734)
                                 -----------     -----------    ----------    -----------    -----------    -----------
Net Increase (Decrease)......    $19,837,007     $   806,820    $1,403,816    $11,603,627    $   (85,838)   $ 7,648,725
                                 ===========     ===========    ==========    ===========    ===========    ===========

5. INVESTMENT TRANSACTIONS

     For the year ended July 31, 1998, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. Government securities) by portfolio, were as follows:

PORTFOLIO                                            PURCHASES         SALES
---------                                           ------------    ------------
Value Growth....................................    $185,309,725    $185,931,826
High Grade Bond.................................       5,731,426       3,462,667
High Yield Bond.................................       5,351,529       2,964,732
Managed.........................................      38,997,337      25,651,913
Blue Chip.......................................      13,406,683         934,379

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. INVESTMENT TRANSACTIONS (CONTINUED)
     At July 31, 1998, net unrealized appreciation (depreciation) of investments by portfolio was composed of the following:

                                                                       NET UNREALIZED
                                             GROSS UNREALIZED           APPRECIATION
                                       ----------------------------    (DEPRECIATION)
PORTFOLIO                              APPRECIATION    DEPRECIATION    OF INVESTMENTS
---------                              ------------    ------------    --------------
Value Growth.......................    $    80,568     $22,726,930      $(22,646,362)
High Grade Bond....................        535,630          14,303           521,327
High Yield Bond....................        412,605         109,679           302,926
Managed............................      1,402,902       5,348,254        (3,945,352)
Blue Chip..........................     16,502,786         248,313        16,254,473

6. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income for the following portfolios are declared daily and were payable on the last business day of the month as follows:

ORDINARY INCOME:

                                          HIGH GRADE            HIGH YIELD              MONEY
                                             BOND                  BOND                 MARKET
                                      ------------------    ------------------    ------------------
PAYABLE DATE                          CLASS A    CLASS I    CLASS A    CLASS I    CLASS A    CLASS I
------------                          -------    -------    -------    -------    -------    -------
August 29, 1997...................    $0.0509               $0.0549               $0.0033
September 30, 1997................     0.0520                0.0557                0.0036
October 30, 1997..................     0.0473                0.0573                0.0033
November 26, 1997.................     0.0420                0.0455                0.0024
December 31, 1997.................     0.0618    $0.0589     0.0644    $0.0618     0.0034    $0.0037
January 30, 1998..................     0.0447     0.0501     0.0533     0.0604     0.0029     0.0038
February 27, 1998.................     0.0567     0.0592     0.0570     0.0609     0.0025     0.0030
March 31, 1998....................     0.0494     0.0503     0.0529     0.0541     0.0029     0.0030
April 30, 1998....................     0.0447     0.0476     0.0535     0.0573     0.0032     0.0033
May 29, 1998......................     0.0523     0.0531     0.0517     0.0534     0.0028     0.0034
June 30, 1998.....................     0.0502     0.0506     0.0523     0.0537     0.0030     0.0014
July 31, 1998.....................     0.0457     0.0462     0.0507     0.0533     0.0026     0.0028
                                      -------    -------    -------    -------    -------    -------
Total Dividends Per Share.........    $0.5977    $0.4160    $0.6492    $0.4549    $0.0359    $0.0244
                                      =======    =======    =======    =======    =======    =======

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (CONTINUED)
     In addition, dividends and distributions to shareholders from net investment income and net realized gain on investment transactions were paid during the year ended July 31, 1998, for the following portfolios:

ORDINARY INCOME DIVIDENDS:

                                                                      DIVIDEND AMOUNT         PERCENT
                                                                         PER SHARE         QUALIFYING FOR
                              DECLARATION     RECORD     PAYABLE     ------------------     DEDUCTION BY
PORTFOLIO                        DATE          DATE        DATE      CLASS A    CLASS I     CORPORATIONS
---------                     -----------    --------    --------    -------    -------    --------------
Value Growth..............     12/30/97      12/30/97    12/30/97    $0.1670    $0.1770         49%
Managed...................     10/29/97      10/31/97    11/07/97     0.1225        N/A         44%
Managed...................     12/30/97      12/30/97    12/30/97     0.0850     0.0911         49%
Managed...................      4/30/98       4/30/98     5/07/98     0.1235     0.1570         45%
Managed...................      7/31/98       7/31/98     8/07/98     0.1121     0.1100         45%
Blue Chip.................     12/30/97      12/30/97    12/30/97     0.1565     0.1775         77%

CAPITAL GAINS DISTRIBUTIONS:

                                                                                         DIVIDEND
                                                                                          AMOUNT
                                               DECLARATION     RECORD     PAYABLE       PER SHARE
PORTFOLIO                                         DATE          DATE        DATE      (BOTH CLASSES)
---------                                      -----------    --------    --------    --------------
Value Growth...............................       12/30/97    12/30/97    12/30/97       $2.2575
High Yield Bond............................       12/30/97    12/30/97    12/30/97        0.0725
Managed....................................       12/30/97    12/30/97    12/30/97        0.9000
Blue Chip..................................       12/30/97    12/30/97    12/30/97        0.0250

     The capital gains distributions related to the Value Growth, High Yield Bond and Managed Portfolios include net short-term realized gains of $4,014,649 ($0.5375 per share), $27,957 ($0.0281 per share) and $806,491 ($0.2525 per share), respectively, that are taxable to shareholders as ordinary income dividends.

                 (This page has been left blank intentionally.)

EQUITRUST SERIES FUND, INC
FINANCIAL HIGHLIGHTS
YEARS ENDED JULY 31, 1998, 1997, 1996, 1995 AND 1994

                                          INCOME FROM INVESTMENT OPERATIONS           LESS DISTRIBUTIONS
                                       ----------------------------------------   --------------------------
                           NET ASSET                 NET REALIZED                 DIVIDENDS
                           VALUE AT       NET       AND UNREALIZED   TOTAL FROM    FROM NET    DISTRIBUTIONS
                           BEGINNING   INVESTMENT    GAIN (LOSS)     INVESTMENT   INVESTMENT   FROM CAPITAL
                           OF PERIOD     INCOME     ON INVESTMENTS   OPERATIONS     INCOME         GAINS
                           ---------   ----------   --------------   ----------   ----------   -------------
VALUE GROWTH PORTFOLIO
  Class A:
    1998.................   $15.63       $0.13          $(2.26)        $(2.13)      $(0.17)       $(2.26)
    1997.................    14.68        0.18            2.89           3.07        (0.18)        (1.94)
    1996.................    13.04        0.27            2.10           2.37        (0.46)        (0.27)
    1995.................    13.07        0.43            0.65           1.08        (0.39)        (0.72)
    1994.................    15.13        0.60           (0.49)          0.11        (0.60)        (1.57)
  Class I: (5)
    1998.................   $16.16       $0.19          $(2.83)        $(2.64)      $(0.18)       $(2.26)
HIGH GRADE BOND PORTFOLIO
  Class A:
    1998.................   $10.50       $0.60          $ 0.07         $ 0.67       $(0.60)       $   --
    1997.................    10.16        0.60            0.34           0.94        (0.60)           --
    1996.................    10.26        0.64           (0.10)          0.54        (0.64)           --
    1995.................    10.13        0.63            0.16           0.79        (0.63)           --
    1994.................    10.69        0.64           (0.40)          0.24        (0.64)        (0.16)
  Class I: (5)
    1998.................   $10.53       $0.42          $ 0.04         $ 0.46       $(0.42)       $   --
HIGH YIELD BOND PORTFOLIO
  Class A:
    1998.................   $10.48       $0.65          $ 0.07         $ 0.72       $(0.65)       $(0.07)
    1997.................     9.99        0.70            0.61           1.31        (0.70)        (0.12)
    1996.................    10.03        0.75           (0.01)          0.74        (0.75)        (0.03)
    1995.................    10.00        0.78            0.13           0.91        (0.78)        (0.09)
    1994.................    10.76        0.81           (0.60)          0.21        (0.81)        (0.16)
  Class I: (5)
    1998.................   $10.52       $0.45          $ 0.02         $ 0.47       $(0.45)       $(0.07)

                                LESS DISTRIBUTIONS
                           -----------------------------
                           DISTRIBUTIONS
                           IN EXCESS OF
                           NET REALIZED        TOTAL
                               GAINS       DISTRIBUTIONS
                           -------------   -------------
VALUE GROWTH PORTFOLIO
  Class A:
    1998.................     $   --          $(2.43)
    1997.................         --           (2.12)
    1996.................         --           (0.73)
    1995.................         --           (1.11)
    1994.................         --           (2.17)
  Class I: (5)
    1998.................     $   --          $(2.44)
HIGH GRADE BOND PORTFOLIO
  Class A:
    1998.................     $   --          $(0.60)
    1997.................         --           (0.60)
    1996.................         --           (0.64)
    1995.................      (0.03)          (0.66)
    1994.................         --           (0.80)
  Class I: (5)
    1998.................     $   --          $(0.42)
HIGH YIELD BOND PORTFOLIO
  Class A:
    1998.................     $   --          $(0.72)
    1997.................         --           (0.82)
    1996.................         --           (0.78)
    1995.................      (0.01)          (0.88)
    1994.................         --           (0.97)
  Class I: (5)
    1998.................     $   --          $(0.52)

                                                                RATIOS/SUPPLEMENTAL DATA
                               TOTAL      ---------------------------------------------------------------------
                             INVESTMENT
   CAPITAL       NET ASSET     RETURN       NET ASSETS       RATIO OF     RATIO OF NET                AVERAGE
 CONTRIBUTION    VALUE AT     BASED ON        AT END       NET EXPENSES    INCOME TO     PORTFOLIO   COMMISSION
FROM AFFILIATE    END OF     NET ASSET      OF PERIOD       TO AVERAGE      AVERAGE      TURNOVER     RATE PER
 (SEE NOTE 3)     PERIOD      VALUE(1)    (IN THOUSANDS)    NET ASSETS     NET ASSETS      RATE       SHARE(3)
--------------   ---------   ----------   --------------   ------------   ------------   ---------   ----------
                  $11.07      -16.37%        $ 92,848         1.60%          0.87%         217%       $0.0519
                   15.63       21.83%         112,985         1.65%          1.18%          77%        0.0520
                   14.68       18.41%          86,534         1.62%          1.87%          92%        0.0529
                   13.04        9.36%          70,947         1.62%          3.43%          85%            --
                   13.07        0.34%          64,315         1.60%          4.05%          93%            --
                  $11.08      -18.97%        $  4,885         0.73%          0.64%         217%       $0.0519
                  $10.57        6.53%        $ 11,510         1.71%          5.67%          38%       $    --
                   10.50        9.56%          10,250         1.82%          5.85%          30%            --
                   10.16        5.37%           9,122         1.85%          6.19%          34%            --
                   10.26        8.23%           8,345         1.99%          6.29%          18%            --
                   10.13        1.77%           7,596         1.90%          6.12%          42%            --
                  $10.57        4.40%        $  1,376         0.95%          3.89%          38%       $    --
                  $10.48        7.10%        $ 10,982         1.97%          6.17%          30%       $    --
                   10.48       13.29%           9,156         2.00%          6.82%          45%            --
                    9.99        7.67%           7,349         2.00%          7.44%          30%            --
                   10.03        9.71%           6,691         2.00%          7.83%          23%            --
                   10.00        1.88%           6,425         2.00%          7.68%          26%            --
                  $10.47        4.62%        $  1,454         1.05%          4.26%          30%       $    --

EQUITRUST SERIES FUND, INC
FINANCIAL HIGHLIGHTS (CONTINUED)
YEARS ENDED JULY 31, 1998, 1997, 1996, 1995 AND 1994

                                      INCOME FROM INVESTMENT OPERATIONS           LESS DISTRIBUTIONS
                                   ----------------------------------------   --------------------------
                       NET ASSET                 NET REALIZED                 DIVIDENDS
                       VALUE AT       NET       AND UNREALIZED   TOTAL FROM    FROM NET    DISTRIBUTIONS
                       BEGINNING   INVESTMENT    GAIN (LOSS)     INVESTMENT   INVESTMENT   FROM CAPITAL
                       OF PERIOD     INCOME     ON INVESTMENTS   OPERATIONS     INCOME         GAINS
                       ---------   ----------   --------------   ----------   ----------   -------------
MANAGED PORTFOLIO
  Class A:
    1998.............   $14.05       $0.44          $(1.00)        $(0.56)      $(0.44)       $(0.90)
    1997.............    13.33        0.48            1.91           2.39        (0.46)        (1.21)
    1996.............    11.85        0.46            1.54           2.00        (0.45)        (0.10)
    1995.............    11.62        0.56            0.47           1.03        (0.56)        (0.14)
    1994.............    12.51        0.55           (0.62)         (0.07)       (0.50)        (0.32)
  Class I:(5)
    1998.............   $14.21       $0.34          $(1.16)        $(0.82)      $(0.36)       $(0.90)
MONEY MARKET PORTFOLIO
  Class A:
    1998.............   $ 1.00       $0.04          $   --         $ 0.04        (0.04)       $   --
    1997.............     1.00        0.03              --           0.03        (0.03)           --
    1996.............     1.00        0.04              --           0.04        (0.04)           --
    1995.............     1.00        0.04              --           0.04        (0.04)           --
    1994.............     1.00        0.02              --           0.02        (0.02)           --
  Class I:(5)
    1998.............   $ 1.00       $0.02          $   --         $ 0.02       $(0.02)       $   --
BLUE CHIP PORTFOLIO
  Class A:
    1998.............   $37.20       $0.18          $ 4.08         $ 4.26       $(0.16)       $(0.03)
    1997.............    26.26        0.16           11.22          11.38        (0.14)        (0.30)
    1996.............    22.85        0.17            3.43           3.60        (0.19)           --
    1995.............    18.75        0.19            4.05           4.24        (0.14)           --
    1994.............    17.69        0.14            1.06           1.20        (0.14)           --
  Class I:(5)
    1998.............   $36.77       $0.29          $ 4.51         $ 4.80       $(0.17)       $(0.03)

                            LESS DISTRIBUTIONS
                       -----------------------------
                       DISTRIBUTIONS
                       IN EXCESS OF
                       NET REALIZED        TOTAL
                           GAINS       DISTRIBUTIONS
                       -------------   -------------
MANAGED PORTFOLIO
  Class A:
    1998.............     $   --          $(1.34)
    1997.............         --           (1.67)
    1996.............         --           (0.55)
    1995.............      (0.10)          (0.80)
    1994.............         --           (0.82)
  Class I:(5)
    1998.............     $   --          $(1.26)
MONEY MARKET PORTFOLIO
  Class A:
    1998.............     $   --          $(0.04)
    1997.............         --           (0.03)
    1996.............         --           (0.04)
    1995.............         --           (0.04)
    1994.............         --           (0.02)
  Class I:(5)
    1998.............     $   --          $(0.02)
BLUE CHIP PORTFOLIO
  Class A:
    1998.............     $   --          $(0.19)
    1997.............         --           (0.44)
    1996.............         --           (0.19)
    1995.............         --           (0.14)
    1994.............         --           (0.14)
  Class I:(5)
    1998.............     $   --          $(0.20)

                                                                RATIOS/SUPPLEMENTAL DATA
                               TOTAL      ---------------------------------------------------------------------
                             INVESTMENT
   CAPITAL       NET ASSET     RETURN       NET ASSETS       RATIO OF     RATIO OF NET                AVERAGE
 CONTRIBUTION    VALUE AT     BASED ON        AT END       NET EXPENSES    INCOME TO     PORTFOLIO   COMMISSION
FROM AFFILIATE    END OF     NET ASSET      OF PERIOD       TO AVERAGE      AVERAGE      TURNOVER     RATE PER
 (SEE NOTE 3)     PERIOD      VALUE(1)    (IN THOUSANDS)    NET ASSETS     NET ASSETS      RATE       SHARE(3)
--------------   ---------   ----------   --------------   ------------   ------------   ---------   ----------
     $  --        $12.15       -4.54%        $43,602          1.83%          3.33%          66%       $0.0561
        --         14.05       17.88%         40,994          1.95%          3.48%          74%        0.0449
      0.03         13.33       17.30%(2)      27,470          1.91%          3.47%          81%        0.0549
        --         11.85        9.40%         21,105          1.94%          4.86%          69%            --
        --         11.62       -0.61%         19,100          1.96%          4.42%          29%            --
     $  --        $12.13       -6.31%        $ 2,762          1.03%          2.30%          66%       $0.0561
     $  --        $ 1.00        3.65%        $ 2,574          1.95%          3.57%           0%       $    --
        --          1.00        3.51%          2,466          2.00%          3.46%           0%            --
        --          1.00        3.64%          2,552          2.00%          3.58%           0%            --
        --          1.00        3.60%          2,439          2.00%          3.51%           0%            --
        --          1.00        1.47%          2,627          1.93%          1.45%           0%            --
     $  --        $ 1.00        2.47%        $   627          1.29%          2.37%           0%       $    --
     $  --        $41.27       11.49%        $43,418          1.55%          0.49%           3%       $0.0505
        --         37.20       43.77%         29,863          1.74%          0.49%           0%        0.0559
        --         26.26       15.83%         14,641          1.79%          0.66%           3%        0.0748
        --         22.85       22.77%          9,657          1.78%          0.92%           1%            --
        --         18.75        6.75%          6,745          1.83%          0.75%           1%            --
     $  --        $41.37       13.14%        $ 3,613          0.76%          0.51%           3%       $0.0505

EQUITRUST SERIES FIND, INC.
NOTES TO FINANCIAL HIGHLIGHTS

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.

(2) During the year ended July 31, 1996, EquiTrust Investment voluntarily reimbursed the Managed Portfolio for losses relating to the sale of a restricted security in the amount of $44,982. The transaction was recorded as a realized capital loss and an offsetting capital contribution from an affiliate. The total investment return includes the effect of the capital contribution of $0.02 per share. The return without the capital contribution would have been 17.13%.

(3) Average commission rate per share disclosure is not required for fiscal years prior to July 31, 1996.

(4) Without the Manager's voluntary reimbursement of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                                     PER SHARE          RATIO OF EXPENSES
                                                   NET INVESTMENT        TO AVERAGE NET           AMOUNT
                                        YEAR           INCOME                ASSETS             REIMBURSED
                                        ----       --------------       -----------------       ----------
     HIGH YIELD PORTFOLIO
       Class A                          1997           $0.69                 2.10%               $ 8,681
                                        1996            0.73                 2.22%                15,361
                                        1995            0.75                 2.29%                18,810
                                        1994            0.79                 2.17%                10,754
                                        1993            0.82                 2.05%                 3,147
     MONEY MARKET PORTFOLIO
       Class A                          1997           $0.03                 2.28%               $ 7,255
                                        1996            0.03                 2.43%                10,718
                                        1995            0.03                 2.20%                 4,948
     MANAGED PORTFOLIO
       Class A                          1993           $0.53                 2.02%               $ 3,497

(5) Period from December 1, 1997 (date operations commenced) through July 31, 1998. Ratios presented have not been annualized.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
EquiTrust Series Fund, Inc.

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of EquiTrust Series Fund, Inc., formerly known as FBL Series Fund, Inc. (comprising, respectively, the Value Growth, High Grade Bond, High Yield Bond, Managed, Money Market and Blue Chip Portfolios) as of July 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the EquiTrust Series Fund, Inc. at July 31, 1998, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                      /s/ Ernst & Young LLP

Des Moines, Iowa
August 28, 1998